  Exhibit 99.1

American Resources Corporation Announces Filing of SPAC
Registration Statement

Company’s SPAC is targeting acquisitions in the land holding and resource industry, and will focus on advancing land and resource assets towards a modern-day business model of clean energy, recycling and redevelopment, and social impact

February 5, 2021 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / February 5, 2021 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of raw materials to the new infrastructure marketplace, today announced that American Acquisition Opportunity Inc., a special purpose acquisition company (the “SPAC” or “AAOI”), in which the Company has an indirect investment, filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission ("SEC") on February 4, 2021 in connection with a proposed initial public offering of its units. AAOI intends to search for a target in the land holdings and resources industry.

AAOI will look to target a platform-building acquisition in the land holdings and resources industry that generates current revenues from its legacy industries, predominately focused on natural resources. The goal of AAOI is to look beyond the targets current business model and pursue a growth industry of clean energies, social impact and new industries such as recycling and redevelopment.

The proposed public offering is expected to have a base offering size of $100 million, or up to $115 million if the underwriters' over-allotment option is exercised in full. AAOI will be managed by the Company's management team.

Kingswood Capital Markets, division of Benchmark Investments, Inc is acting as sole book-running manager for the offering.

The offering is being made only by means of a prospectus. When available, copies of the prospectus related to the proposed initial offering by American Acquisition Opportunity Inc. may be obtained for free by visiting Edgar or the SEC’s website at www.sec.gov or from Kingswood Capital Markets, division of Benchmark Investments, Inc., Attn: Syndicate Department, 17 Battery Place, Suite 625, New York, New York 10004, by telephone at (212) 404-7002, by fax at (646) 861-4697, or by email at syndicate@kingswoodcm.com.

A registration statement relating to the securities of AAOI has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

PR Contact
Precision Public Relations
Matt Sheldon
917-280-7329
matt@precisionpr.co

Investor Contact:
JTC Team, LLC
Jenene Thomas
833-475-8247
AREC@jtcir.com

Company Contact:
Mark LaVerghetta
Vice President of Corporate Finance and Communications
317-855-9926 ext. 0
investor@americanresourcescorp.com